Exhibit 99.1
FOURTH QUARTER 2010 Investor Presentation

Cautionary Note Regarding Forward-looking Statements This news release may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of Validus' risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) Validus' ability to implement its business strategy during "soft" as well as "hard" markets; 7) adequacy of Validus' loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) Validus' ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of businesses Validus may acquire or new business ventures Validus may start; 15) the effect on Validus' investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage, as well as management's response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this news release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. 2 INVESTOR PRESENTATION FOURTH QUARTER 2010

Note on Non-GAAP Financial Measures In presenting the Company's results herein, management has included and discussed certain schedules containing underwriting income, net operating income (loss), annualized return on average equity and diluted book value per common share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that these measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), finance expenses, fair value of warrants issued, transaction expenses, net realized gains (losses) on investments, net unrealized gains (losses) on investments and foreign exchange gains (losses). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net income is the most directly comparable GAAP measure. Net operating income focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, net unrealized gains on investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business. Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding stock options and warrants, divided by the sum of unvested restricted shares, stock options, warrants and share equivalents outstanding (assuming their exercise). Reconciliations to the most comparable GAAP measure for both net operating income and diluted book value per share can be found at the end of this presentation. 3 INVESTOR PRESENTATION FOURTH QUARTER 2010

Selected Market Information at February 9, 2011 Exchange / Ticker: NYSE / "VR" Share Price: $31.37 Primary Shares Outstanding: 97,944,354 Primary Market Capitalization $3.07 billion Annual Dividend/Yield: $1.00 per share (3.19%) Analyst Coverage: Matt Carletti, JMP Securities Jay Cohen, Bank of America Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, J.P. Morgan Amit Kumar, Macquarie Brian Meredith, UBS Michael Paisan, Stifel Nicolaus Josh Shanker, Deutsche Bank 4 INVESTOR PRESENTATION FOURTH QUARTER 2010

Validus Overview Focus on short-tail classes of insurance and reinsurance Business mix balanced between insurance and reinsurance Leadership position in property catastrophe reinsurance Global operating platform Active capital management Transparent risk disclosure 5 INVESTOR PRESENTATION FOURTH QUARTER 2010

6 2010 Gross Premiums Written of $2.0 billion Balanced by Class: 52% Property, 26% Marine, 22% Specialty INVESTOR PRESENTATION FOURTH QUARTER 2010 Validus Re Gross Premiums Written 2010: $1.101 billion Talbot Gross Premiums Written 2010: $981.1 million Validus is Diversified in Short-Tail Specialty Classes (a) $2.0 billion consolidated Gross Premiums Written reflects $91.7 million of intersegment eliminations. Validus Re Gross Premiums Written and Talbot Gross Premiums Written do not.

Balanced Between Insurance & Reinsurance 7 Reinsurance (%) Insurance (%) (a) Based on 2010 gross premium written except TRH and ACGL based on net premium written and AGII based on 2009 gross premium written. (b) Source: SEC filings and other public disclosures. INVESTOR PRESENTATION FOURTH QUARTER 2010

Focused on Short-Tail Specialty Classes 8 Short Tail (%) Long Tail (%) (a) Based on 2010 gross premium written except TRH and ACGL based on net premium written and RE and AGII based on 2009 gross premium written. (b) Source: SEC filings and other public disclosures. INVESTOR PRESENTATION FOURTH QUARTER 2010

Property Cat Reinsurance is Important but not Dominant 9 Property Cat Reinsurance, (% of total) Other Short Tail (% of total) Long Tail (% of total) INVESTOR PRESENTATION FOURTH QUARTER 2010 (a) Based on 2010 gross premium written except TRH and ACGL based on net premium written and RE and AGII based on 2009 gross premium written. (b) Source: SEC filings and other public disclosures.

Validus Shareholders' Equity vs. Selected Peers Peer Comparison - Q4 2010 Common Shareholders' Equity in $US Billions 10 (a) Includes VR and companies reporting earnings through February 23, 2011. INVESTOR PRESENTATION FOURTH QUARTER 2010 Source: SNL Financial and company reports

Rate Environment - Validus Re 11 U.S. Catastrophe Rate on Line Index INVESTOR PRESENTATION FOURTH QUARTER 2010 (a) Index value of 100 in 1990 Source: Guy Carpenter & Company, LLC

Rate Environment - Talbot 12 Talbot Composite Rate Index (a) Rate index reflects the whole account rate change, as adjusted for changes in exposure, inflation, attachment point and terms and conditions INVESTOR PRESENTATION FOURTH QUARTER 2010

Global Operating Platform Based on Lloyd's Infrastructure Worldwide Operating Platform Latin American operations Onshore energy team Aviation team Singapore branch office European representative office Dubai 13 (a) Certain subsidiaries have been excluded for the purposes of presentation. For a complete organizational description see the company's most recent Annual Report on Form 10-K. INVESTOR PRESENTATION FOURTH QUARTER 2010

Fourth Quarter 2010 Financial Results Quarterly Highlights 14 11.3% ROAE and 17.2% net operating ROAE (a) VR diluted book value per share, operating income and operating ROAE are non-GAAP financial measures (b) ROAE and operating ROAE are presented on an annualized basis 67.7% combined ratio (42.1% at Validus Re and 94.1% at Talbot) Net income of $102.7 million and diluted EPS of $0.92 Net operating income of $156.4 million and diluted operating EPS of $1.40 Diluted book value per share of $32.98 3.7% growth (including dividend) in Q4'10 INVESTOR PRESENTATION FOURTH QUARTER 2010

Growth in Diluted Book Value Per Share Plus Accumulated Dividends 15.9% Compound Annual Growth in Diluted BVPS Through December 31, 2010 15 INVESTOR PRESENTATION FOURTH QUARTER 2010

Compound Growth in Diluted Book Value per Share - Since Validus IPO 16 Source: SNL Financial and company reports (a) Diluted book value per share calculation includes impact of quarterly dividends (b) Includes VR and companies reporting earnings through February 23, 2011 (c) VR starting point is Pro Forma diluted BVPS at June 30, 2007 of $20.89 as reported in the IPO Prospectus INVESTOR PRESENTATION FOURTH QUARTER 2010

Validus Holdings, Ltd. - Quarterly Comparison Gross premiums written increased by 1.3% to $258.7 million 3.7% increase in Talbot, 0.9% increase in Validus Re Net premiums written decreased 0.7% to $223.4 million 1.6% increase in Validus Re, 1.1% decrease in Talbot Underwriting income decreased 9.1% to $139.7 million Identified loss expenses of $51.8 million versus $5.7 million year on year Net investment income decreased from third quarter by $3.1 million to $31.0 million Annualized effective investment yield declined 20bps to 2.12% 17 (a) Q4 2010 impacted by $25.0 million Queensland floods, $12.5 million Political violence, $8.8 million Satellite loss and $5.5 Financial Institution. Q4 2009 impacted by $5.7 million Dublin floods. INVESTOR PRESENTATION FOURTH QUARTER 2010

Annualized Operating Return on Average Equity - Q4 2010 18 Source: SNL Financial and company reports. (a) Companies reporting through February 23, 2011 INVESTOR PRESENTATION FOURTH QUARTER 2010

Investment Portfolio at December 31, 2010 Total cash and invested assets of $5.74 billion Conservative investment strategy Emphasis on the preservation of invested assets Provision of sufficient liquidity for prompt payment of claims Minimal exposure to equity and alternative asset classes Comprehensive portfolio disclosure Average portfolio rating of AA+ Minimum average credit quality of AA- Duration of 2.27 years Quarterly average investment yield: 2.12% 19 INVESTOR PRESENTATION FOURTH QUARTER 2010

Loss Reserves at December 31, 2010 Validus Gross Reserve Mix Observations: Gross reserves for losses and loss expenses of $2.04 billion: $1.75 billion net of reinsurance IBNR represents 49.1% of reserves Talbot has a history of favorable reserve development: $240.3 million since acquisition Favorable reserve development in the quarter of $30.6 million ($156.6 million in 2010): Talbot favorable development of $8.5 million ($86.0 million in 2010) Validus Re favorable development of $22.1 million ($70.6 million in 2010) 20 INVESTOR PRESENTATION FOURTH QUARTER 2010

21 Active Capital Management Quarterly Repurchase Activity Cumulative Repurchase Details From repurchase program inception at November 11, 2009 through February 9, 2011, Validus has repurchased 35.0 million common shares at an average price of $27.04 This represents a total value of $947.2 million This amount is equal to 26.7% of outstanding common shares at the repurchase starting point of September 30, 2009 Remaining repurchase authorization of $382.0 million. During the three months ending December 31, 2010 Validus repurchased 11.8 million shares for $350.1 million at an average price of $29.76 7.9 million shares were repurchased in a fixed price tender offer at $30.02 per share 2.1 million shares were repurchased through separate repurchase agreements with Aquiline, New Mountain and Vestar, also at a price of $30.02 per share 1.8 million shares were repurchased in the open market at an average price per share of $28.29 INVESTOR PRESENTATION FOURTH QUARTER 2010

Rationalizing Capacity and Returning Capital Combined shareholders' equity of $4.17 billion at June 30, 2009 Cash consideration to IPC shareholders of $420.8 million Post-closing share repurchases of $941.2 million through December 31, 2010 Post-closing dividends of $153.7 million Shareholders' equity of $3.50 billion at December 31, 2010 22 In total, VR has reduced underwriting capital by $1.52 billion since the IPC acquisition, or 75% of IPC's pre-transaction equity INVESTOR PRESENTATION FOURTH QUARTER 2010

Transparent Risk Disclosure - January 1, 2011 Portfolio 23 1:100 year PML equal to 20.7% of quarter end capital, 23.8% of shareholders' equity INVESTOR PRESENTATION FOURTH QUARTER 2010

Ratio of 1:100 U.S. Windstorm Risk to Capital Over Time 24 INVESTOR PRESENTATION FOURTH QUARTER 2010

Realistic Disaster Scenarios 25 Consolidated (Validus Re and Talbot) Realistic Disaster Scenarios (RDS) Estimates as of July 1, 2010, in millions of U.S. Dollars INVESTOR PRESENTATION FOURTH QUARTER 2010

FOURTH QUARTER 2010 APPENDIX Investor Presentation

Validus Re - Quarterly Segment Results Gross premiums written increased by 0.9% to $34.0 million Reflects increases in the Marine lines offset by decreases in Specialty and Property. Net premiums earned decreased 4.4% to $246.3 million Reduced property premiums due to restructure of IPC business largely offset by new property business and increased earned premium in Marine. 27 (a) Q4 2010 impacted by $10.0 million Queensland floods, $12.5 million Political violence and $5.8 million Satellite loss. Q4 2009 impacted by $5.7 million Dublin floods. INVESTOR PRESENTATION FOURTH QUARTER 2010

Talbot - Quarterly Segment Results Gross premiums written increased by 3.7% to $238.1 million $7.2 million increase in Property, primarily Onshore Energy, and $5.8 million increase in Marine, primarily Cargo Net premiums earned increased by 9.5% to $186.5 million Increased earned premium of $4.9 million in Property and $9.4 million in Marine 28 (a) Q4 2010 impacted by $15.0 million Queensland floods, $3.0 million Satellite loss and $5.5 Financial Institution. Q4 2009 impacted by zero notable losses. INVESTOR PRESENTATION FOURTH QUARTER 2010

Impact of Notable Losses During the Quarter - Q4 2010 29 INVESTOR PRESENTATION FOURTH QUARTER 2010 (a) Based on total notable losses excluding the effect of the reinstatement premium.

Full Year 2010 Financial Results 2010 Highlights 30 10.8% ROAE and 8.6% net operating ROAE 86.2% combined ratio (77.5% at Validus Re and 91.7% at Talbot) Net income of $402.6 million and diluted EPS of $3.34 Net operating income of $322.8 million and diluted operating EPS of $2.68 Diluted book value per share of $32.98 14.1% growth (including dividends) in 2010 INVESTOR PRESENTATION FOURTH QUARTER 2010 (a) VR diluted book value per share, operating income and operating ROAE are non-GAAP financial measures (b) ROAE and operating ROAE are presented on an annualized basis (c) Growth in gross premiums written is calculated on an actual basis rather than on a Pro Forma basis

Validus Re - Full Year Segment Results Comparison to Pro Forma Gross premiums written decreased by 4.7% to $1,101.2 million $54.2 million reduction in Validus Re segment due to repositioning of IPC business, partially offset by growth in Marine. Net premiums earned decreased 0.6% to $1,051.2 million 31 INVESTOR PRESENTATION FOURTH QUARTER 2010 (a) 2010 impacted by $427.8 million of identified loss events. 2009 impacted by $73.5million of identified loss events. (b) All comparisons are based on Pro Forma results from 2009

Talbot - Full Year Segment Results 32 INVESTOR PRESENTATION FOURTH QUARTER 2010 (a) 2010 impacted by $108.4 million of identified loss events. 2009 impacted by $6.7 million of identified loss events. Gross premiums written increased by 6.6% to $981.1 million $45.2 million increase in Property led by onshore energy, $8.3 million increase in Specialty led by aviation Net premiums earned increased 8.5% to $709.9 million $37.4 million increase in specialty and $23.5 million increase in property

Impact of Capital Management 33 Capital Management YE 2008 YE 2009 YE 2010 Q1 2011 to Feb 9, 2011 Dividends Paid 67,934 78,515 105,662 - Shares Repurchased - 84,243 256,927 6,000 Tender Offer - - 600,000 - Gain on JSD Repurchase 8,752 4,444 - - Gain on IPC Acquisition - 287,099 - - INVESTOR PRESENTATION FOURTH QUARTER 2010

Net Operating Income Reconciliation 34 INVESTOR PRESENTATION FOURTH QUARTER 2010

Diluted Book Value Per Share Reconciliation 35 INVESTOR PRESENTATION FOURTH QUARTER 2010 (a) Weighted average exercise price for those warrants and stock options that have an exercise price lower than book value per shares. (b) Using the "as-if-converted" method, assuming all proceeds received upon exercise of warrants and stock options will be retained by the Company and the resulting common shares from exercise remain outstanding.